Bank Owned Life Insurance	12 Months Ended
Dec. 31, 2014
Investments, All Other Investments [Abstract]
Bank Owned Life Insurance
Bank Owned Life Insurance

The cash value of the life insurance policies are recorded as a separate line item in the accompanying balance sheets at $11.2 million and $11.5 million at December 31, 2014 and 2013, respectively.  The insurance provides key person life insurance on certain officers of the Company.  The earnings-portion of the insurance policies grows tax deferred and helps offset the cost of the Company’s benefits programs.  The Company recorded earnings of $300,000 and $339,000 and $315,000 for the growth in the cash value of life insurance during the years ended December 31, 2014 and 2013 and the nine months ended December 31, 2012, respectively. The earnings in 2014 also included $254,000 in death benefits in addition to $300,000 in income related to changes in the cash surrender value of the BOLI policies.